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Cephalon, Inc.
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1 Teva’s Acquisition of Cephalon May 2, 2011

Forward-Looking Statements Teva’s Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995: The statements, analyses and other information contained herein relating to the proposed acquisition and its effects on financial and operating performance, including estimates for growth, anticipated positions in certain markets and shares in such markets, the markets for Teva and Cephalon’s products, trends in Teva and Cephalon’s operating and financial results, the future development and operation of Teva and Cephalon’s business, and the contingencies and uncertainties to which Teva and Cephalon may be subject, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning future events and their potential effects on the company and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially from the results anticipated in these forward-looking statements. Important factors that could cause or contribute to such differences include whether and when the proposed acquisition will be consummated and the terms of any conditions imposed in connection with such closing, our ability to rapidly integrate Cephalon’s operations and achieve expected synergies, diversion of management time on merger-related issues, our ability to predict future market conditions with accuracy, our ability to develop and commercialize additional pharmaceutical products, competition from the introduction of competing generic equivalents and due to increased governmental pricing pressures, the effects of competition on sales of our innovative products, especially Copaxone® (including competition from innovative orally-administered alternatives as well as from potential generic equivalents), potential liability for sales of generic products prior to a final resolution of outstanding patent litigation, including that relating to the generic versions of Neurontin®, Lotrel® and Protonix®, the extent to which we may obtain U.S. market exclusivity for certain of our new generic products, the extent to which any manufacturing or quality control problems damage our reputation for high quality production and require costly remediation, , our ability to identify, consummate and successfully integrate acquisitions (including the acquisition of Cephalon), our ability to achieve expected results through our innovative R&D efforts, dependence on the effectiveness of our patents and other protections for innovative products, intense competition in our specialty pharmaceutical businesses, uncertainties surrounding the legislative and regulatory pathway for the registration and approval of biotechnology-based products, our potential exposure to product liability claims to the extent not covered by insurance, any failures to comply with the complex Medicare and Medicaid reporting and payment obligations, our exposure to currency fluctuations and restrictions as well as credit risks, the effects of reforms in healthcare regulation and pharmaceutical pricing and reimbursement, adverse effects of political or economical instability, major hostilities or acts of terrorism on our significant worldwide operations, increased government scrutiny in both the U.S. and Europe of our agreements with brand companies, interruptions in our supply chain or problems with our information technology systems that adversely affect our complex manufacturing processes, the impact of continuing consolidation of our distributors and customers, the difficulty of complying with U.S. Food and Drug Administration, European Medicines Agency and other regulatory authority requirements, potentially significant impairments of intangible assets and goodwill, potential increases in tax liabilities resulting from challenges to our intercompany arrangements, the termination or expiration of governmental programs or tax benefits, any failure to retain key personnel or to attract additional executive and managerial talent, environmental risks and other factors that are discussed in our filings with the SEC. Safe Harbor Statement 2

Agenda Shlomo Yanai – Strategic Rationale and Business Opportunity Kevin Buchi – Cephalon’s Unique Contribution to Teva Bill Marth – Contribution to our Global Operations Eyal Desheh – Financial Aspects of the Transaction Q&A 3

Shlomo Yanai President and CEO, Teva Pharmaceutical Industries Ltd. Strategic Rationale and Business Opportunity 4

Strong Strategic Fit Attractive Economics Portfolio: Provides diversification and access to new therapeutic areas Pipeline: Highly complementary, late-stage pipeline enhances Teva’s oncology, CNS and respiratory programs People: Search & develop capabilities with strong track record in branded pharmaceuticals Compelling Value Creation Furthers Teva’s long-term strategic goals Synergies: Significant opportunities Accretive: Non-GAAP earnings immediately; GAAP earnings within four quarters Balance Sheet: Maintains strong balance sheet and credit profile 5

Consistent with Teva’s long-term strategic goals Increases diversity across business lines, products and geographies Balances between high growth generic and high contribution branded businesses On Track Towards Our Long-Term Strategic Goals 2010A 2009A 2015E $31B 2011E Revenue $31B Net Income $6.8B Net Profitability 22% Cephalon adds: ~$2.8B 2010A ~80% branded $21.5-22.1B (1) Includes Cephalon 2011E sales guidance of $3.0B – $3.1B (1) $16.1B $18.5-19B $13.9B 6

Teva’s Specialty Business Strategy Specialty pharma business is a key contributor to Teva’s sustainable and balanced business model Our focus is on our current therapeutic niches while exploring opportunities to expand We leverage our unique operating model, heritage and culture 7

2015E Revenue: $9.2B 2010 2015 PF2010A Revenue: $7B 2010A Revenue: $4.6B Teva Branded - Multifaceted Approach & Expertise 8

Increasing Scale and Diversity of Branded Portfolio 2010A Branded Revenue 2010PF Branded Revenue 9 Copaxone 47% Provigil/ Nuvigil 19% Other CNS 1% Respiratory 13% Oncology 7% Pain 6% Women's Health 5% Biosimilars 2% Copaxone 70% Respiratory 19% Women's Health 8% Biosimilars 3%

Current Specialty Pharma Landscape Source: Company filings. Note: Excludes generics and branded generics. (1) Represents CY2010A revenues. Excludes contract revenue, interest income and other income. (2) Excludes medical device revenues. (3) Excludes contract manufacturing product sales and other revenue. (4) Pro forma for Biovail merger. (1) (2) (3) (4) 2010A Worldwide Net Specialty Pharma Sales ($mm) 10 $4,563 $4,117 $3,973 $3,128 $2,944 $2,300 $1,500 $1,468 Teva FRX AGN Shire WCRX Cephalon VRX ENDP

Teva + Cephalon: Continued Leadership in Specialty Pharma Source: Company filings. Note: Excludes generics and branded generics. (1) Represents CY2010A revenues. Excludes contract revenue, interest income and other income. (2) Excludes medical device revenues. (3) Excludes contract manufacturing product sales and other revenue. (4) Pro forma for Biovail merger. (1) (2) (3) (4) 2010A Worldwide Net Specialty Pharma Sales ($mm) 11 $7,000 $4,117 $3,973 $3,128 $2,944 $1,500 $1,468 T + C

Kevin Buchi CEO, Cephalon Cephalon’s Unique Contribution to Teva 12

Global Biopharmaceutical Company with Well-Diversified Product and Geographic Mix (1) Includes $50mm of revenues related to royalty payments, payments for R&D services, up-front fees and milestone payments (2) As of December 31, 2010. Includes 63 employees in Australia and Asia (3) U.S. sales only 2010A sales: $2,811mm(1) 3,600+ employees(2) CNS 2010A sales: $1,286mm(3) Products: Provigil, Nuvigil, Gabitril Pain 2010A sales: $374mm(3) Products: Actiq, Fentora, Amrix Oncology 2010A sales: $414mm(3) Products: Treanda, Trisenox Europe 2010A sales: $659mm 1,600+ employees Products: Abelcet, Actiq, Diclofenac, Provigil, Spasfon, Omeprazole, Myocet, Effentora, Targretin, Vogalene U.S. 2010A sales: $2,102mm 2,000+ employees CNS Nuvigil – Bipolar depression Pain TD Hydrocodone CEP-37247 Oncology Treanda – 1st line iNHL Obatoclax Omapro Cord blood expansion Immunology Cinquil Lupuzor Larazotide Acetate Cardiovascular Revascor World-class, late-stage pipeline will be leveraged globally 13

A History of Strong Sales Growth Sales CAGR: 32% Note: Includes both branded and generic product sales and excludes other revenue Cephalon Worldwide Net Sales ($mm) 14

William S. Marth President and CEO, Teva - Americas Contribution to our Global Operations 15

Cephalon is an Attractive Partner Global commercial footprint and infrastructure Marketed product portfolio with strong presence in three specialty areas Late-stage pipeline with compelling value Search & develop capabilities with strong track record Complementary branded and generic presence in growing markets (CEE, Africa & LatAm) 16

Cephalon Commercial Footprint and Infrastructure US: 2010A sales: $2,102mm Europe: 2010A sales: $659mm Sells 170 products in more than 100 countries 17

Marketed Product Portfolio with Strong Presence in Three Specialty Areas Launch Year Pain Oncology CNS Product Indication 2010A sales Excessive sleepiness associated with treated obstructive sleep apnea (OSA), shift work disorder and narcolepsy Excessive sleepiness associated with treated obstructive sleep apnea (OSA), shift work disorder and narcolepsy Partial seizures in epileptic patients 1998 $1,124 2009 $186 2000 $44 2000 $131 2006 $182 2007 $109 2008 $393 2005 NA Break-through cancer pain Break-through cancer pain Muscle spasm associated with acute, painful musculoskeletal conditions Chronic Lymphocytic Leukemia (CLL) Relapsed NHL Refractory Acute Promyelocytic Leukemia (APL) ($mm) 18

Combination Enhances and Diversifies Teva’s Branded Business Pain Oncology Women’s Health Respiratory CNS Leading brands 2010A PF sales $4,568 $374 $875 $422 $491 Teva Cephalon ($mm) 19

Attractive, Late-stage Pipeline Milestones Phase I Phase II Phase III Filing Preclinical CNS Oncology Other Pain TD Hydrocodone (chronic pain) Revascor (CHF, acute myocardial infarction) Mesenchymal Precursor Cells (cord blood) Treanda (1st line iNHL) Nuvigil (bipolar depression) Omapro (3rd line CML) Cinquil (eosinophilic asthma) Obatoclax (SCLC) Lupuzor (systemic lupus erythematosus) Larazotide acetate (celiac disease) CEP-37247 (sciatica) Phase III program to start 2012 Phase III program underway, first readout in Q4 2012 CHF Phase III to start in early 2012, acute myocardial infarction to begin Phase II in 2011 Phase II study underway, interim data in Q3 2011 Phase III complete; NDA submission H2 2011 End-of-Phase II meeting with FDA in 2011 Complete Phase III by YE 2011 Phase I/II underway, readout in Q2 2012 Additional Phase II study to start in 2011, interim readout in Q4 2012 sNDA submission expected in 2011; Phase III study expected to complete in early 2012 First two Phase III studies expected to complete in early 2012; NDA filing in Q1 2012 20

The Combined Branded Pipeline

Cephalon TEVA

Franchise	Marketed Products	End of Phase III 2010-2012	End of Phase III 2013-2015
CNS	Copaxone – MS Azilect – Parkinson's Provigil Nuvigil - wakefulness Gabitril	Laquinimod - MS Azilect – MSA Nuvigil - bipolar	
Oncology	Treanda – NHL relapse / CLL Trisenox	StemEx Treanda – NHL 1st line Omapro - CML	TV-1101 – 3 indications CT-011 – 2 indications Obatoclax - SCLC Cord Blood Expansion
Respiratory	QVAR ProAir EasiBreath Products	BDP Nasal BFC and Albuterol Spiromax FP and FSC HFA MDI	FP and FSC Spiromax Cinquil – eosenophilic asthma
Pain	Actiq Fentora Amrix	TD hydrocodone	CEP 37247 - Sciatica
Women's Health	Seasonique / LoSeasonique Plan B One-Step ParaGard / Enjuvia	NOMAC/E2 LeCette / Qartette Oxy and Prog. Rings	Vaginal Ring Menopause product
Biologics	Tev-Tropin XM02 Eporatio / Biopoin	FSH Glyco-PEG-G-CSF / Neugranin	Rituximab 2 undisclosed
Other	PolyHeal	NexoBrid	Diapep-277 - Diabetes MultiGene Angio Revascor - CHF Lupuzor - Lupus Larazotide - Celiac

21

Complementary Generic Presence Broad geographic presence in niche markets CEE, Africa and LatAm Switzerland: #1 generic company #4 in total pharma market Development & formulation unit (GMP) Strong brand recognition 22

Eyal Desheh CFO, Teva Pharmaceutical Industries Ltd. Financial Aspects of the Transaction 23

Key Transaction Terms $81.50 per share in cash Enterprise value of $6.8 billion including $1.3 billion in cash and marketable securities 39% premium to Cephalon’s stock price of $58.75, as of 3/29/11(1) 44% premium to Cephalon’s 30-day trading average, prior to 3/29/11(1) Accretive to GAAP earnings within four quarters Immediately accretive to non-GAAP earnings At least $500 million from the combined organization in annual cost synergies within three years Customary closing conditions: HSR and EC Clearance Approval of Cephalon stockholders Expected to close in Q3 2011 Purchase Price Premium Accretion Synergies Roadmap to Completion (1) Last day before unsolicited proposal 24

Highly Attractive Financial Outcome Scale and growth 2010A PF revenue base of $18.9 billion, of which $7 billion is branded Strengthens and diversifies our revenue base Branded sales contributed 36% of 2010A PF revenues vs. 28% standalone Accretive Based on non-GAAP EPS, accretive immediately Accretive to GAAP earnings within four quarters 25

Significant Synergy Opportunity At least $500 in cost synergies per annum within three years Potential additional upsides including: Expanded commercial opportunities Additional long-term operational and vertical integration opportunities Gradual reduction of blended tax rate 26

Maintaining Strong Balance Sheet and Credit Profile

Cephalon TEVA

- Strong liquidity position
  - Maintain more than $1 billion cash on hand post closing
  - Balance sheet flexibility provides liquidity for future strategic opportunities

	12/31/10 actual	Post closing estimate
Total Debt	$ 6.9 B	$12.7 B
Equity	$ 22 B	$ 24 B
Debt / LTM EBITDA	1.28x	~2.0X
Debt / (Debt + Equity)	24%	~34%

27

Strong Strategic Fit Attractive Economics Portfolio: Provides diversification and access to new therapeutic areas Pipeline: Highly complementary, late-stage pipeline enhances Teva’s oncology, CNS and respiratory programs People: Search & develop capabilities with strong track record in branded pharmaceuticals Compelling Value Creation Strong Strategic Fit & Compelling Economics Synergies: Significant opportunities Accretive: Non-GAAP earnings immediately; GAAP earnings within four quarters Balance Sheet: Maintains strong balance sheet and credit profile 28

Thank you!